                                                                   EXHIBIT 10.57

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION


                           PHS AND PDC SUBSCRIBER UNIT
                            PATENT LICENSE AGREEMENT

                                     BETWEEN

                       INTERDIGITAL TECHNOLOGY CORPORATION

                                       and

                                SHARP CORPORATION

              Dated and Effective March 19, 1998 ("Effective Date")

                    SUBSCRIBER UNIT PATENT LICENSE AGREEMENT

THIS IS A PATENT LICENSE AGREEMENT (the "Agreement"), dated March 19, 1998, (the "Effective Date") between InterDigital Technology Corporation ("ITC"), a Delaware corporation with a mailing address of 300 Delaware Avenue, Suite 527, Wilmington, DE 19801, and Sharp Corporation ("Licensee"), a corporation organized and existing under the laws of Japan, with a mailing address of 22-22, Nagaike-Cho, Abeno-Ku, Osaka 545 JAPAN.

                                    PREAMBLE

ITC owns and has the right to license the Licensed Patents (defined below) and is willing to grant world-wide, non-exclusive licenses thereunder on the terms set forth below. Licensee desires to obtain such a license.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound, the parties agree as follows:

                            ARTICLE I - DEFINITIONS

1.1 "Affiliate" means IDC or a corporation or other legal entity of which more than fifty percent (50%) of the voting stock or control is owned, directly or indirectly, by Licensee, IDC, or ITC, as the case may be. An "Affiliate" may also include, subject to the mutual agreement of the parties, a company over whose senior management Sharp Corporation exercises substantial control.

1.2  "Covered Standards" mean PHS and PDC.

1.3 "Covered Subscriber Units" means Subscriber Units that are built to operate in accordance with one or more Covered Standards.

1.4 "Multi Mode Unit" means a Covered Subscriber Unit designed to operate in accordance with at least two Covered Standards.

1.5 "Essential Patents" means all patents (excluding Licensed Patents) that are essential to any practical implementation of a Covered Standard.

______________

1.6 "IDC" means InterDigital Communications Corporation, having an office at 781 Third Avenue, King of Prussia, PA 19406.

1.7 "Infrastructure Equipment" means switching centers, base stations, base station controllers, digital transceivers, and like telephony equipment, which are used to interconnect a Subscriber Unit to the wired telephone network.

1.8 "Licensed Patents" means every issued TDMA-based digital wireless telephone related patent and patent application on file or filed within five (5) years of the Effective Date, which patents and patent applications are owned by ITC or for which ITC has the right to grant the licenses conveyed hereunder, (including utility models but excluding design patents and design registrations) in every country of the world. A listing of Licensed Patents as of the Effective Date is included as EXHIBIT A.

1.9 "Licensee" means the company identified as "Licensee" on page 2 of this Agreement, and its Affiliates.

1.10 "Net Selling Price" means (for royalty calculation purposes) the greater of
     (i) the amount actually invoiced to the customer for a Covered Subscriber Unit, less actual battery cost (as invoiced to Licensee by non-affiliated parties), packing, insurance and shipping costs, applicable import, export and excise duties (including VAT added by the Licensee to the completed Covered Subscriber Unit), returns, and trade discounts given, to the extent included in the amount invoiced to the customer, or (ii) 120% of the manufactured cost (consisting of direct product costs and factory overhead of Covered Subscriber Unit but excluding actual invoiced battery cost by non-affiliated third parties). As used in this Agreement, "factory overhead" may include standard cost components such as direct labor and supplies together with depreciation of manufacturing equipment but shall exclude, without limitation, sales and marketing, and general and administrative overhead and expenses.

1.11 "Patent Issuance Date" means the date on which the first patent issues to ITC based on Japanese patent application S61-39331.

1.12 "PDC" means the RCR STD27B compatibility standard developed in Japan known as PDC, or Personal Digital Cellular (also Japan Digital Cellular) for TDMA digital wireless mobile radio communication systems, as amended from time to time.

______________

1.13 "Per Unit Royalty" has the meaning ascribed to that term in Article III.

1.14 "PHS" means the RCR STD28 compatibility standard developed in Japan known as PHS or Personal Handy Phone System, as amended from time to time.

1.15 "Subscriber Unit" means a radiotelephone or other end-user terminal devise, whether fixed, mobile, transportable, vehicular, portable or hand-held, adapted for use by a single person. A Subscriber Unit shall include a Wireless Local Loop Subscriber Unit.

1.16 "TDMA" means time division multiple access.

1.17 "Wireless Local Loop Applications" means a digital wireless communications system that is primarily directed to providing fixed wireless telephone service in place of wireline service

1.18 "Wireless Local Loop Subscriber Unit" means a radiotelephone, designed generally in accordance with a Covered Standard, used in a Wireless Local Loop Application.

                           ARTICLE II - LICENSE GRANT

2.1 Grant. ITC hereby grants to Licensee a non-exclusive, non-transferrable (except as to pass-through rights as provided herein), worldwide, royalty-bearing license under the Licensed Patents to make, have made, use, sell and otherwise distribute Covered Subscriber Units. The license granted hereunder excludes the right to grant sublicenses. ITC hereby releases, acquits and forever discharges Licensee (and those Affiliates affiliated with Licensee on the Effective Date) from any and all claims or liability for infringement of any Licensed Patents by the making, selling or otherwise distributing of Covered Subscriber Units prior to the April 1, 1998.

2.2 Limitations on License Grant. No license is granted directly or by implication to any Infrastructure Equipment used in connection with Covered Subscriber Units.

2.3 Additional Covered Standards. If and when Licensee requires a license under ITC's patents to manufacture and sell products under other TDMA-based standards, ITC and Licensee shall negotiate such a license in good faith. Any disputes between the parties as to such license shall be resolved pursuant to the dispute resolution procedures set forth in Article VII.

2.4 Cross-License. Licensee hereby grants to IDC and its Affiliates a royalty-free, worldwide, non-transferrable, irrevocable license under any and all patents in relation with Covered Subscriber Units and Infrastructure Equipment held or controlled by the Licensee as of the Effective Date or that issue from patent applications on file as of, or filed within five years of, the Effective Date to make, have made, use, sell or otherwise distribute Covered Subscriber Units and/or Covered Infrastructure.

                      ARTICLE III - ROYALTY RATES/CREDITS

3.1 Royalty Payments. In consideration for the license granted herein, Licensee shall pay to ITC a Per Unit Royalty on each sale by Licensee of a Covered Subscriber Unit (exclusive of returns and credits, and exclusive of the Covered Subscriber Unit released, acquitted or discharged under Section 2.1). The Per Unit Royalty shall be as follows:

     (A)  Covered Subscriber Units (Non-Wireless Local Loop Applications):

                    (i)  PDC:                [**]

                    (ii) PHS:                [**]

     (B)  Covered Subscriber Units (Wireless Local Loop Applications):

                    (i)  PHS and PDC:        [**]



3.2 Timing of Payments. Licensee's obligation to make royalty payments to ITC hereunder shall commence:


     (A) Upon April 1, 1998, for all Covered Subscriber Units sold on or after April 1, 1998 for which the manufacture, sale or use of such equipment (or components thereof) takes place outside of the country of Japan,

______________
        ** Material has been omitted and filed separately with the Commission.

     (B) Upon the Patent Issuance Date, for all Covered Subscriber Units sold on or after April 1, 1998 for which the manufacture, sale and use of such equipment (or components thereof) shall occur within the country of Japan.

     In the event that the Patent Issuance has not occurred, ITC and Licensee shall negotiate in good faith the commencement of royalty payments hereunder based on other ITC Patents issued in Japan. Any disputes arising under this Section shall be subject to the Dispute Resolution procedures set forth in Article VII.

                          ARTICLE IV - LUMP SUM PAYMENT

4.1 Lump Sum Payment. In consideration for the rights granted herein, Licensee shall pay an Up-Front Fee to ITC in the amount of $US4,444,000. Licensee shall also pay the amount of $US1,111,000 as a Royalty Prepayment for Covered Subscriber Units sold on and after April 1, 1998. The above payments shall be irrevocable and non-refundable. The above-mentioned aggregated $US5,555,000 shall be paid by Licensee to ITC within thirty (30) days after the execution of this Agreement.

                        ARTICLE V - PASS-THROUGH LICENSE

5.1 Pass-Through License. Provided Licensee is not in default of its obligations hereunder, Licensee's customers that are operators and end-users but who are not also suppliers (other than retail) will receive a pass-through license for sale (including lease) or use of Covered Subscriber Units. Neither this Agreement nor any payments made hereunder, are intended, nor should they be construed, as exhausting ITC's rights to royalties or damages from unlicensed purchasers.

                         ARTICLE VI - TERM/TERMINATION

6.1 Term. The term of this Agreement shall commence on the Effective Date and terminate five (5) years thereafter, unless sooner terminated as provided herein. Any extensions to this Agreement shall be made by mutual agreement of the parties, subject to each party's discretion.

6.2 Termination for Default. This Agreement may be canceled by either party, upon thirty (30) days' prior written notice, if the other party is in breach of any of its material obligations hereunder and the breach is not remedied within the notice period. During the term of this Agreement, if Licensee institutes or actively participates as an adverse party in, or otherwise provides material support to, any legal action anywhere in the world, the purpose of which is to invalidate or limit the validity or scope of the Licensed Patents, ITC shall have the right to consider such action as a material breach of this Agreement. Licensee's other material obligations shall include, but shall not be limited to, its royalty reporting and payment obligations.

                        ARTICLE VII - DISPUTE RESOLUTION

7.1 Negotiation of Disputes. In the event of any dispute arising under this Agreement, senior executives of the parties with decision making authority will meet in Wilmington, Delaware, unless some other city as may be agreeable to the parties, as soon as reasonably possible (but no later than sixty (60) days after notice) and will enter into good faith negotiations aimed at resolving the dispute. If they are unable to resolve the dispute in a mutually satisfactory manner within an additional sixty (60) days, the matter may be submitted to mediation/arbitration as provided for in Sections 7.2 and 7.3 hereto

7.2 Mediation of Disputes. The parties agree to submit any unresolved dispute to a sole mediator selected by the parties as soon as reasonably possible (but no later than sixty (60) days after notice). Such mediation shall occur in Wilmington, DE. If not thus resolved, the parties will proceed as specified in Section 7.3 hereto.

7.3 Arbitration of Disputes. Any unresolved disputes arising under this Agreement shall be submitted to an arbitration proceeding which shall take place in Washington, D.C. The proceeding shall be conducted under the then prevailing rules for commercial arbitration of the American Arbitration Association, by a panel of three (3) arbitrators, one of whom must have substantial experience in the field of telecommunications. Each party shall select one arbitrator and the two arbitrators will select the third arbitrator. The arbitrators shall have the authority to permit limited discovery to the extent required by a party in order to establish its case. The decision of the arbitrators shall be final and binding and may be entered and enforced in any court of competent jurisdiction. Any monetary award shall be payable in U.S. dollars, free of any tax, offset or other deduction. Any determination of the arbitration shall be confidential to the parties hereto and binding solely on the parties hereto.

                          ARTICLE VIII - MISCELLANEOUS

8.1 Payments. Payments made pursuant to Sections 4.1 shall be made by wire transfer in U.S. dollars at License Agreement execution. All other payments required under this Agreement shall be made by wire transfer in U.S. dollars on a semi-annual basis by February 28 for the preceding six-month period ending December 31 and August 31 for the preceding six-month period ending June 30.

     Regardless of whether payment is made, Licensee shall provide ITC (at the same times as noted above) with a written report and associated certification setting forth the quantity of each type of Covered Subscriber Units sold, and additional information sufficient to determine the royalties payable for such Covered Subscriber Units. All such reports shall be held in confidence by ITC.

8.2 Taxes. All royalties payable hereunder are net of and free and clear from any applicable taxes (whether based on income or otherwise), which taxes shall be paid by Licensee on a grossed up basis, except any applicable Japanese source withholding taxes which shall be deducted by Licensee from amounts payable to ITC hereunder. On the basis of such deduction, Licensee agrees that it shall be responsible for and pay, on ITC's behalf, the withholding tax associated with the payments set forth under Section 3.1 and 4.1 hereto. Licensee will furnish ITC with appropriate documentation evidencing the payment of such tax as issued by the appropriate authority of such government.

8.3 Most Favored Licensee Rights. Provided Licensee is not in default of its obligations hereunder, the Licensee shall be treated as a most favored licensee ("MFL") under the Licensed Patents with regard to Covered Subscriber Units. If, subsequent to the Effective Date, ITC enters into an agreement with a third party comparable to the license granted in this Agreement but containing commercial terms which, in the aggregate (i.e., not on a clause by clause basis), are more favorable to the third party than the commercial terms in this Agreement, ITC will notify Licensee of such agreement. Licensee shall have the right to substitute for this Agreement the more favorable license agreement in its entirety (the "Substitute Agreement") and such substitution shall constitute a novation of this entire Agreement. MFL rights shall not extend to (i) TDMA License Agreements executed as part of broad-based strategic alliance partnerships,
     (ii) to any agreements executed prior to the Effective Date, or (iii) other Agreements amended subsequent to the Effective Date pursuant to executory amendment provisions entered into prior to the Effective Date. If Licensee elects a Substitute Agreement, Licensee shall, as a condition precedent to the effectiveness of the Substitute Agreement, pay all royalties owed (or credit prepayments) based on this Agreement for Covered Subscriber Unit sales made prior to the date Licensee executes the Substitute Agreement. To the extent that Licensee continues to have pre-payments available, the remaining pre-payment shall apply under the Substitute Agreement.

8.4 No Other Royalty Adjustment. The royalties set forth herein are based on a variety of factors, among them the breadth of ITC's patent portfolio, the avoidance of litigation costs related to challenges to the validity and scope of such patents, and the reasonable expectations of TDMA market growth.

     Because (i) the parties have considered a variety of factors in developing the royalty rates, and (ii) those rates are already the subject of multiple discounts, credits and readjustment as provided herein, the parties irrevocably agree that neither will seek to alter, through negotiation, arbitration, litigation or otherwise, the royalty rates except as provided herein. Notwithstanding the foregoing, if there are drastic economic changes in the market for Covered Subscriber Units such that the royalty payments required hereunder present a substantial impediment for Licensee to successfully compete for sales, Licensee may request that ITC modify the royalty rates hereunder on a reasonable basis.

8.5 Confidentiality. Unless otherwise required by law or court order, the parties shall maintain as confidential the License Agreement and any proprietary information disclosed under, or as a result of the negotiation of, the License Agreement.

8.6 Audit. Licensee shall keep books and records adequate to accurately determine the payments due under this Agreement. The books and records must be retained for at least five (5) years after the delivery of the royalty report to which they relate. ITC shall have the right, no more than once per calendar year, to have an independent certified public accountant, who shall enter into an appropriate nondisclosure agreement with Licensee, inspect all relevant books and records of Licensee on seven (7) business days notice and during regular business hours to verify the reports and payments required to be made hereunder. The auditor shall disclose no more information than is reasonably necessary to determine the royalties owed hereunder and to assess the average Net Selling Price. Should an underpayment in excess of [**] percent ([**]%) be discovered, Licensee shall pay the cost of the audit. In any event, Licensee shall promptly pay any underpayment together with interest at the compounded annual rate of [**] percent ([**]%). All information obtained through such audit shall be held in confidence by Licensee.

8.7 Governing Law/Venue. The validity and interpretation of this Agreement shall be governed by Delaware law, without regard to conflict of laws principles. The parties further irrevocably consent to exclusive jurisdiction of the state and federal courts in the State of Delaware. Process shall be deemed sufficient if served on either party by courier service or recognized mail delivery service (e.g. U.S. Mail), postage prepaid, certified or registered, return receipt requested, and addressed as indicated on page 1 of this Agreement. The parties hereby waive any objection as to the sufficiency of the method of service provided such service is made as set forth herein.

8.8 Limited Warranty. ITC represents and warrants that it has the right to license the Licensed Patents. ITC makes no other representation or warranty with regard to

_______________
     ** Material has been omitted and filed separately with the Commission.

      the validity of the Licensed Patents or the Licensee's ability to use, manufacture, have manufactured or sell Covered Subscriber Units free of infringement of third party intellectual property rights. ITC shall have no obligation to maintain or prosecute Licensed Patents.

8.9 Waivers. The failure of any party to insist upon the performance of any of the terms or conditions of this Agreement or to exercise any right hereunder, shall not be construed as a waiver or relinquishments of the future performance of any such term or condition.

8.10 Severability. The provisions of this Agreement shall be severable, and if any of them are held invalid or unenforceable, then that provision shall be construed to the maximum extent permitted by law. The invalidity or unenforceability of one provision shall not necessarily affect any other.

8.11 No Set Off. Licensee agrees and acknowledges that it has no right to, and shall not, attempt to set off amounts claimed to be owed based on any claim that it has or may have in the future against IDC or its Affiliates other than ITC, against amounts owed hereunder.

8.12 Notices. All notices or other communications required or permitted under this Agreement shall be in writing and shall be delivered by personal delivery, registered mail, return receipt requested, or a qualified "Next Day Air" delivery service addressed as indicated on page 2of this Agreement.

8.13 Limitation. Nothing in this Agreement shall be construed as: (a) an agreement to bring or prosecute actions against third party infringers of the Licensed Patents; (b) conferring any license or right under any patent other than the Licensed Patents; or (c) conferring any right to use the Licensed Patents outside the field of use defined by the license grant of this Agreement.

8.14 Personal Agreement. This Agreement is personal to Licensee and may not be assigned or transferred, nor may any license granted hereunder be assigned or transferred, whether by operation of law or otherwise, and any attempt to make any such assignment or transfer shall be null and void; provided, however, this Agreement may be transferred in connection with the sale of all or substantially all of the business or assets of Licensee to which this Agreement relates. ITC, may in its sole discretion, limit application of this license to the permitted transferee to the transferred business. The licenses granted hereunder to Licensee shall survive any transfer by operation of law or otherwise of the Licensed Patents or this Agreement by ITC. Licensee hereby guarantees the performance of, and shall be liable to ITC for any failure to perform by, LicenseeAffiliates hereunder.

8.15 Entire Agreement/Amendment. This Agreement contains the complete and final agreement between the parties, and supersedes all previous understandings relating to the subject matter hereof whether oral or written. This Agreement may only be modified by a written agreement signed by duly authorized representatives of the parties.

8.16 Survival. The following provisions of this Agreement shall survive expiration or termination of this Agreement: Section 2.1 (only as to the release provision), 4.1, 7.1, 7.2, 7.3, 8.1, 8.2, 8.5, 8.7, and 8.13

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives.

INTERDIGITAL TECHNOLOGY CORPORATION              SHARP CORPORATION

By: /s/ Howard E. Goldberg                       By:/s/ Haruyasu Sasaki
    -------------------------------                 ----------------------------

Dated: March 19, 1998________________________            Dated: March 10, 1998__

                                 Index Of Exhibits

Exhibit A:
LIST OF TDMA PATENTS
Exhibit B: LIST OF SHARP AFFILIATES AS OF EFFECTIVE DATE

                                    EXHIBIT A

                              LIST OF TDMA PATENTS

                       INTERDIGITAL TECHNOLOGY CORPORATION
                            ISSUED U.S. TDMA PATENTS
                                January 21, 1998

   TITLE                                               PATENT NO.   ISSUE DATE
   -----                                               ----------   ----------

   Modern For RF Subscriber                            4,644,561    02/17/87
   Telephone System

   Subscriber RF Telephone System                      4,675,863    06/23/87
   For Providing Multiple Speech And/Or
   Data Signals Simultaneously Over
   Either A Single Or A Plurality Of
   RF Channels (SYSTEM)

   Frequency Synthesizer For Broadcast                 4,785,260    11/15/88
   Telephone System Having Multiple
   Assignable Frequency Channels

   Subscriber Unit For Wireless Digital                4,825,448    04/25/89
   Telephone System

   Modem For RF Subscriber                             4,764,940    08/16/88
   Telephone System (Continuation)

   Connection Of Subscriber Communication              4,779,262    10/18/88
   Network Base Station To External
   Information Network

   Subscriber RF Telephone System                      4,817,089    03/28/89
   For Providing Multiple Speech And/Or
   Data Signals Simultaneously Over
   Either A Single Or A Plurality Of
   RF Channels (SYSTEM; pertaining
   to a half-duplex; 1st continuation)

   Base Station For Wireless Digital                   4,777,633    10/11/88
   Telephone System In Digital
   Communication Systems

   Apparatus And Method For                            4,785,450    11/15/88
   Obtaining Frequency Agility
   In Digital Communication Systems

   Initialization Of Communication                     4,811,420    03/07/89
   Channel Between A Subscriber
   Station And A Base Station In A

   Subscriber Communication
   System (ROAMER)

   Base Station Emulator                               4,935,927    06/19/90

   Frequency Synthesizer For                           4,862,107    08/29/89
   Broadcast Telephone System
   Having Multiple Assignable
   Frequency Channels (Continuation)

   Band-Pass Filter And Support                        4,940,956    07/10/90
   Structure Therefor

   Deglitching Means For Digital                       4,996,697    02/26/91
   Communication Systems (division
   of "subscriber unit")

   Digital Signals And Frequency                       4,893,317    01/09/90
   Correction In A Digital Wireless
   System (division of "subscriber
   unit" pertaining to an AFC system)

   Subscriber Unit For Wireless                        5,177,741    01/05/93
   Digital Telephone System (division
   of "subscriber unit"; pertaining to
   an AM Hole)

   AM Equalizer Circuit For Digital                    4,881,240    11/14/89
   Systems (division of "subscriber unit")

   Digital Time-Multiplexed Quadrature                 5,101,418    03/31/92
   Frequency Upconverter (division of
   "subscriber unit")

   Subscriber Unit For Wireless Digital                4,994,802    02/19/91
   Telephone System (division of
   "subscriber unit"; pertaining to an
   A/D converter)

   Subscriber Unit For Wireless Digital                4,943,983    07/24/90
   Telephone System (division of
   "subscriber unit"; pertaining to a
   modem)

   Combination Spatial Diversity System                4,953,197    08/28/90

   Subscriber RF Telephone System For                  4,912,705    03/27/90
   Providing Multiple Speech And/Or

   Data Signals Simultaneously Over
   Either A Single Or A Plurality Of
   RF Channels ("system"; pertaining
   to a 2nd continuation)

   Subscriber RF Telephone System                      5,022,024    06/04/91
   For Providing Multiple Speech And/Or
   Data Signals Over A Single Or A Plurality
   Of RF Channels ("system"; 1st
   continuation of the 2nd continuation)

   Communication Signal Compression                    4,974,099    11/27/90
   System and Method ("fax")

   Communication Signal Compression                    5,072,308    12/10/91
   System and Method (continuation; "fax")

   Subscriber Unit For Wireless Digital                5,067,141    11/19/91
   Telephone System (division; pertaining
   to an interpolator)

   Subscriber Unit For Wireless Digital                5,008,900    04/16/91
   Subscriber Communication System
   ("direct digital synthesizer")

   Subscriber Unit For Wireless Digital                5,146,473    09/08/92
   Subscriber Communication System
   (continuation; "direct digital
   synthesizer")

   Subscriber Unit For Wireless Digital                5,325,396    06/28/94
   Subscriber Communication System
   (2nd continuation; "direct digital
   synthesizer")

   Subscriber Unit For Wireless Digital                5,644,602    07/01/97
   Subscriber Communication System

   Subscriber Unit For Wireless Digital                5,694,430    12/02/97
   Subscriber Communication System

   Base Station Emulator (FWC of 1-50.1US)             5,495,508    02/27/96

   Base Station Emulator                               5,625,653    04/29/97

   Automatic Adaptive Equalizer                        5,168,507    12/01/92
   (continuation of division
   Subscriber Unit)

   Subscriber RF Telephone System                      5,121,391    06/09/92
   For Providing Multiple Speech
   And/Or Data Signals Simultaneously
   Over Either A Single Or A Plurality
   Of RF Channels ("system"-pertaining
   to echo-cancellation; 2nd continuation of
   2nd continuation)

   Multiple Impulse Excitation Speech                  5,235,670    08/10/93
   Encoder and Decoder

   Frequency Synthesizer Circuitry                     5,159,705    10/27/92
   For Wireless Digital Telephone
   System (FWC of 1-55US)

   Subscriber RF Telephone System                      5,119,375    06/02/92
   For Providing Multiple Speech And/Or
   Data Signals Simultaneously Over
   Either Single Or A Plurality of
   RF Channels (2nd continuation of the
   2nd continuation of "system";
   method claims)

   Radio Frequency Communications                      5,212,830    05/18/93
   System

   Radio Frequency Communications                      5,396,646    03/07/95
   System (Continuation of 1-57US)

   Radio Frequency Communications                      5,537,682    07/16/96
   System (Continuation of 1-57.1US)

   Subscriber RF Telephone System for                  5,687,194    11/11/97
   Providing Multiple Speech and/or Data
   Signals Simultaneously Over Either a
   Single or a Plurality of RF Channels

   Subscriber RF Telephone System for                  5,657,358    08/12/97
   Providing Multiple Speech and/or Data
   Signals Simultaneously Over Either a
   Single or a Plurality of RF Channels

   Detection of Multifrequency Tone Signals            5,333,191    07/26/94

*  Battery Heating System Using Internal               5,362,942    11/08/94
   Battery Resistance

   Modularly Clustered Radio Telephone                5,546,383     08/13/96
   System

   Modularly Clustered Radio Telephone                5,528,585     06/18/96
   System (Division of 1-61US)

   Noise Shaping Technique for Spread                 5,459,758     10/17/95
   Spectrum Communications

   Efficient Codebook Structure for Code              5,621,852     04/15/97
   Excited Linear Prediction Coding

   Power Consumption Control Method and               5,666,355     09/09/97
   Apparatus for a Communication System
   Subscriber Unit

   Wireless Telephone Distribution System             5,614,914     03/25/97
   With Time and Space Diversity Trans-
   mission for Determining Receiver Location

   Wireless Telephone Distribution System             5,663,990     09/02/97
   with Time and Space Diversity Transmission

*  Note:  This is not a TDMA or a B-CDMA patent

                       INTERDIGITAL TECHNOLOGY CORPORATION
                      PENDING U.S. TDMA PATENT APPLICATIONS
                                January 21, 1998

TITLE                                           APPLICATION No.   FILING DATE
-----                                           ---------------   -----------

Subscriber Unit for Wireless Digital            08/264,200        06/22/94
Telephone System

Subscriber Unit for Wireless Digital            08/881,339        06/24/97
Subscriber Communication System

Base Station Emulator                           08/796,973        02/07/97

Multiple Impulse Excitation Speech              08/670,986        06/28/96
Encoder and Decoder

Multiple Impulse Excitation Speech              08/950,658        10/15/97
Encoder and Decoder

Subscriber RF Telephone System                  08/724,930        10/02/96
For Providing Multiple Speech And/Or
Data Signals Simultaneously Over
Either A Single Or A Plurality Of
RF Channels (SYSTEM)

Subscriber RF Telephone System                  08/926,405        09/09/97
For Providing Multiple Speech And/Or
Data Signals Simultaneously Over
Either A Single Or A Plurality Of
RF Channels (SYSTEM)

Modularly Clustered Radio Telephone             08/650,491        05/20/96
System

Noise Shaping Technique for Spread              08/696,195        08/12/96
Spectrum Communications

Noise Shaping Technique for Spread              08/910,069        08/12/97
Spectrum Communications

Efficient Codebook Structures for               08/734,356        10/21/96
Code Excited Linear Prediction Coding

Power Consumption Control Method and            08/788,411        01/27/97
Apparatus for a Communication System
Subscriber Unit

Transfer Station for Wireless Telephone         08/539,276        10/04/95
Distribution System with Time and Space
Diversity

Method and Apparatus for Compressing            08/743,749        11/07/96
and Transmitting High Speed Data

                       INTERDIGITAL TECHNOLOGY CORPORATION
                           ISSUED FOREIGN TDMA PATENTS
                                January 21, 1998

Title: SUBSCRIBER RF TELEPHONE SYSTEM FOR PROVIDING MULTIPLE SPEECH AND/OR DATA SIGNALS SIMULTANEOUSLY OVER EITHER A SINGLE OR A PLURALITY OF RF CHANNELS ("SYSTEM" PATENT)
U.S. Patent No.: 4,675,863, 5,121,391, 4,817,089, 4,912,705, 5,022,024,
                 5,119,375, 5,687,194 and 5,657,358

                               Issued Foreign Patents

Country                     Patent No.         Issue Date
-------                     ----------         ----------
Argentina                   241,429            07/31/92
Australia                   576,627            02/14/89
Australia                   595,139            07/10/90
Belgium                     904,065            02/14/86
Brazil                      PI 8505598         03/30/93
Canada                      1,250,673          02/28/89
Canada                      1,307,064          09/01/92
Chile                       36,080             07/11/88
Chile                       37,738             06/12/91
China                       7934               11/14/90
Denmark                     171,304            08/26/96
France                      85 00440           03/16/90
Germany                     36 09 395          06/28/90
Greece                      87.0966            12/04/87
Greece                      1000657            05/07/92
Hong Kong                   3 of 1990          01/04/90
India                       165724             08/10/90
Ireland                     56780              04/01/92
Israel                      76618              03/16/90
Italy                       1191300            02/24/88
Korea                       40,230             03/07/91
Malaysia                    MY-100722-A        01/31/91
Malaysia                    MY-102335-A        05/28/92
Mexico                      162,175            04/05/92
Portugal                    85,136             09/12/94
Singapore                   8990649.9          02/09/90
Spain                       548.366/2          05/19/87
Spain                       557.496/X          10/14/87
Spain                       8803594            06/29/89
Spain                       8903349            04/24/91
Switzerland                 675333             09/14/90
Taiwan                      30412              02/13/89
Taiwan                      74105879           03/01/90

United Kingdom              2174571            08/31/89

                             Pending Foreign Applications

Country                     Serial No.         Filing Date
-------                     ----------         -----------
Austria                     A731/86            03/19/86
Denmark                     1337/95            11/27/95
Finland                     855175             12/30/85
Finland                     963647             09/16/96
Germany                     P 36 45 360.9      06/20/96
Germany                                        09/17/96
Indonesia                   P-004466           07/31/92
Japan                       39331/1986         02/26/86
Japan                       H 9-236592         07/11/97
Netherlands                 85.03400           12/10/85
Norway                      P942346            06/20/94
Norway                      P945085            12/29/94
Sweden                      8504662-1          10/09/85
Sweden                                         10/09/85

                       INTERDIGITAL TECHNOLOGY CORPORATION
                           ISSUED FOREIGN TDMA PATENTS
                                January 21, 1998

Title: CONNECTION OF SUBSCRIBER COMMUNICATION NETWORK BASE STATION TO EXTERNAL INFORMATION NETWORK and BASE STATION FOR WIRELESS DIGITAL TELEPHONE SYSTEM ("BASE STATION" PATENT)
U.S. Patent Nos.: 4,779,262 and 4,777,633

                                Issued Foreign Patents

Country                     Patent No.         Issue Date
-------                     ----------         ----------
Australia                   585,748            10/13/89
Belarus                     1154               06/09/95
Belgium                     08800372           11/20/90
Brazil                      PI 8801530-0
China                       10,469             05/29/91
Finland                     98430              06/10/97
France                      88 04229           12/14/90
Germany                     P 38 12 611        09/12/96
Hong Kong                   834/1994           08/18/94
Israel                      85678              05/02/93
Italy                       1,219,926          05/28/90
Korea                       51,947             06/04/92
Malaysia                    MY-100488-A        10/15/90
Mexico                      171.366            10/21/93
Norway                      175,559            10/26/94
Portugal                    87 283             11/16/94
Russia                      2003229            11/15/93
S. Africa                   88/5961            04/26/89
Spain                       8800957            03/29/89
Taiwan                      31631              06/26/89
United Kingdom              2208774            07/31/91

                             Pending Foreign Applications

Country                     Serial No.         Filing Date
-------                     ----------         -----------
Argentina                   310,572            04/15/88
Argentina                   325,365            07/07/93
Azerbaijan                  285-II             04/14/93
Canada                      615,508            10/04/89
Canada                      615,509            10/04/89
Denmark                     1300/88            03/10/88
India                       317/DEL/88         04/13/88
India                       637/DEL/91         07/17/91
Indonesia                   P-003026           05/19/92
Japan                       84207/1988         04/07/88

Netherlands                 88.00636           03/15/88
Sweden                      8800824-8          03/21/88
Ukraine                     93003135           06/18/93

                       INTERDIGITAL TECHNOLOGY CORPORATION
                           ISSUED FOREIGN TDMA PATENTS
                                January 21, 1998

Title:   MODEM FOR RF SUBSCRIBER TELEPHONE SYSTEM ("MODEM" PATENT)
U.S. Patent No.: 4,644,561, 4,764,940

                               Issued Foreign Patents

Country                     Patent No.         Issue Date
-------                     ----------         ----------
Argentina                   241,354            05/29/92
Australia                   581,249            05/26/89
Australia                   588,512            01/11/90
Belgium                     903,986            07/07/86
Brazil                      PI 8505597         06/25/91
Canada                      1,234,873          04/05/88
Canada                      1,324,642          11/23/93
Chile                       36.081             07/11/88
China                       3614               10/11/89
Finland                     86237              07/27/92
France                      85 19244           04/09/93
Hong Kong                   960/1989           11/30/89
India                       165,182            03/16/90
Ireland                     56779              04/01/92
Israel                      76617              03/16/90
Italy                       1191293            02/24/88
Japan                       2543342            07/25/96
Korea                       41,756             05/14/91
Malaysia                    MY-101141-A        07/31/91
Mexico                      161.796            12/28/90
Norway                      179.929            01/08/97
Singapore                   651/89             11/28/89
Spain                       548.367/0          05/22/87
Spain                       557.511/7          10/02/87
Sweden                      8504663-9          03/21/91
Switzerland                 668675             01/13/89
Taiwan                      26186              11/30/87
United Kingdom              2174274            06/21/89

                             Pending Foreign Applications

Country                     Serial No.         Filing Date
-------                     ----------         -----------
Austria                     A3782/85           12/31/85
Denmark                     4270/85            09/20/85
Germany                     P3609394.7         03/20/86
Indonesia                   P-003023           05/19/92
Japan                       H7-348918          12/08/95
Netherlands                 85.03399           12/10/65

                       INTERDIGITAL TECHNOLOGY CORPORATION
                           ISSUED FOREIGN TDMA PATENTS
                                January 21, 1998

Title: APPARATUS AND METHOD FOR OBTAINING FREQUENCY AGILITY IN DIGITAL COMMUNICATION SYSTEMS ("FREQUENCY AGILITY" PATENT)
U.S. Patent No.: 4,785,450

                                Issued Foreign Patents

Country                     Patent No.         Issue Date
-------                     ----------         ----------
Argentina                   241,364            05/29/92
Australia                   590,168            02/22/90
Belgium                     08801283           04/30/90
Brazil                      PI 8805901-4       10/31/95
Canada                      1,295,434          02/04/92
China                       11478              08/21/91
Finland                     98691              07/25/97
France                      88 14617           02/28/97
India                       174,241
India                       178,151
Indonesia                   ID 0000713         06/17/96
Israel                      88187              06/01/92
Italy                       1,235,150          06/22/92
Korea                       51,471             05/13/92
Malaysia                    MY-101118-A        07/16/91
Mexico                      170.412            08/20/93
New Zealand                 226967             04/03/90
Norway                      176.780            05/24/95
Portugal                    88.942             12/02/94
Singapore                   9692130-9          11/15/96
S. Africa                   88/8062            06/27/90
Spain                       8803332/5          11/06/89
Sweden                      8803823-7          06/04/92
Taiwan                      36023              04/28/90
United Kingdom              2224414            10/27/93

                             Pending Foreign Applications

Country                     Serial No.         Filing Date
-------                     ----------         -----------
Denmark                     6348/88            11/14/88
Germany                     P 38 37 734.9      11/07/88
Japan                       284050/1988        11/11/88
Netherlands                 88.02798           11/14/88
Russia                      4613023/09         11/11/88

                       INTERDIGITAL TECHNOLOGY CORPORATION
                           ISSUED FOREIGN TDMA PATENTS
                                January 21, 1998

Title: FREQUENCY SYNTHESIZER FOR BROADCAST TELEPHONE SYSTEM HAVING MULTIPLE ASSIGNABLE FREQUENCY CHANNELS ("FREQUENCY SYNTHESIZER" PATENT)
U.S. Patent No.: 4,785,260; 4,862,107; 5,119,375

                               Issued Foreign Patents

Country                     Patent No.         Issue Date
-------                     ----------         ----------
Argentina                   236,851            04/29/88
Australia                   570,859            09/23/88
Austria                     400.787            07/15/95
Belgium                     905,821            05/27/87
Canada                      1,257,337          07/11/89
Chile                       36.026             05/20/88
China                       7375               10/17/90
Finland                     86 4927            02/25/94
France                      86 16165           12/14/90
Germany                     3640555            05/15/97
HongKong                    622/1990           11/17/86
India                       169,257            08/07/92
Indonesia                   ID 0 000 335       11/15/95
Israel                      80496              07/30/90
Italy                       1205753            03/31/89
Japan                       2063467            06/24/96
Korea                       34,631             07/23/90
Malaysia                    MY-101551-A        12/17/91
Mexico                      164.954            10/09/92
Singapore                   9090115.8          06/04/90
Spain                       8603225/9          10/24/98
Sweden                      8604662-0          02/04/93
Switzerland                 671661             09/15/89
Taiwan                      27554              01/30/88
United Kingdom              2188201            12/06/89

                             Pending Foreign Applications

Country                     Serial No.         Filing Date
-------                     ----------         -----------
Denmark                     1287/87            03/18/87

                       INTERDIGITAL TECHNOLOGY CORPORATION
                           ISSUED FOREIGN TDMA PATENTS
                                January 21, 1998

Title: SUBSCRIBER UNIT FOR WIRELESS DIGITAL TELEPHONE SYSTEM ("SUBSCRIBER UNIT" PATENT)
U.S. Patent No.: 4,825,448; 4,881,240; 4,893,317; 4,943,983; 4,994,802;
4,996,697; 5,067,141; 5,101,418; 5,168,507; 5,177,741

                               Issued Foreign Patents

Country                      Patent No.         Issue Date
------                      ----------         ----------
Argentina                   244,479            10/29/93
Australia                   570,152            09/02/88
Australia                   577,729            02/15/89
Australia                   579,966            05/10/89
Australia                   577,987            02/21/89
Australia                   579,782            05/10/89
Australia                   576,991            02/15/89
Australia                   579,778            05/05/89
Australia                   579,780            05/05/89
Australia                   579,779            05/05/89
Australia                   579,781            05/05/89
Belgium                     905,822            05/27/87
Brazil                      PI 8701441         11/30/93
Canada                      1,263,900          12/12/89
Canada                      1,272,817          08/14/90
Canada                      1,272,316          07/31/90
Canada                      1,272,317          07/31/90
Canada                      1,319,957          07/06/93
Canada                      1,338,743          11/26/96
Canada                      1,303,687          06/16/92
Canada                      1,303,686          06/16/92
Canada                      1,274,630          09/15/90
Chile                       36.078             07/11/88
China                       8278               01/02/91
Finland                     85077              02/25/92
Finland                     85317              03/25/92
France                      86 16232           12/14/90
France                      87 10220           12/17/93
France                      87 10228           01/07/94
France                      87 10227           09/28/90
France                      87 10226           03/15/91
France                      87 10225           03/10/90
France                      87 10224           07/13/90
France                      87 10223           11/19/93
France                      87 10222           09/28/90
France                      87 10221           07/13/90

Greece                      871236             02/23/88
Hong Kong                   641/1994           07/07/94
India                       170912             11/05/93
India                       175.717            03/21/97
India                       176.273
Ireland                     67,260             02/20/96
Ireland                     67,262             02/20/96
Ireland                     67,263             02/20/96
Ireland                     67,264             02/20/96
Ireland                     67,265             02/20/96
Israel                      80497              10/02/91
Israel                      94835              10/02/91
Israel                      94836              10/02/91
Israel                      94837              10/02/91
Israel                      94838              10/02/91
Israel                      94839              10/02/91
Italy                       1207336            05/17/89
Korea                       36,649             11/28/96
Mexico                      164.955            10/09/92
Netherlands                 192170             02/04/97
Norway                      172.090            06/02/93
Portugal                    85.503             09/01/93
Spain                       8603224/0          09/20/88
Switzerland                 674435             05/31/90
Taiwan                      29639              11/26/88
Turkey                      23782              09/13/90
United Kingdom              2194711            02/27/91
United Kingdom              2194417            02/27/91
United Kingdom              2194404            01/09/91
United Kingdom              2194418            04/24/91
United Kingdom              2194708            11/21/90
United Kingdom              2194403            03/27/91
United Kingdom              2198915            04/24/91
United Kingdom              2198916            04/24/91
United Kingdom              2199214            05/01/91
United Kingdom              2199206            03/13/91

                             Pending Foreign Applications

Country                     Serial No.         Filing Date
-------                     ----------         -----------
Austria                     A365/87            02/19/87
Denmark                     1789/87            04/08/87
Germany                     P 36 44 066.3      12/22/86
India                       597/DEL/89         07/06/89
India                       176.604            07/06/89
Indonesia                   P-003070           05/21/92

Japan                       H8-234687          08/16/96
Netherlands                 90.02797           12/18/90
Netherlands                 90.02799           12/18/90
Russia                      4356308/90         07/08/88
Sweden                      9402221-7          06/24/94

                       INTERDIGITAL TECHNOLOGY CORPORATION
                           ISSUED FOREIGN TDMA PATENTS
                                January 21, 1998

Title:   SUBSCRIBER UNIT FOR WIRELESS DIGITAL SUSCRIBER
         COMMUNICATION SYSTEM
U.S. Patent No.: 5,008,900; 5,146,473; 5,225,396

                              Issued Foreign Patents

Country                     Patent No.         Issue Date
-------                     ----------         ----------
Australia                   616849             03/03/92
Belgium                     9000789            06/22/93
Canada                      2,022,128          02/07/95
China                       15170              08/26/92
France                      90 10302           01/14/94
Hungary                     210 891            02/26/96
Israel                      95207              06/16/95
Israel                      110757             12/01/95
Italy                       1,248,619          01/21/95
Korea                       94,667             01/23/96
Mexico                      165,585            11/24/92
New Zealand                 234689             10/28/92
Pakistan                    132,386            12/02/92
Poland                      166 789            11/14/94
S. Africa                   90/6047            05/29/91
Spain                       9002169/X          02/06/92
Taiwan                      45524              06/02/91
United Kingdom              2 235 854          06/29/94
United Kingdom              2 266 646          06/29/94
United Kingdom              2 270 447          05/25/94

                             Pending Foreign Applications

Country                     Serial No.         Filing Date
-------                     ----------         -----------
Brazil                      PI 9003984         08/13/90
Canada                      2,137,010
Czech Republic              PV 3856-90         08/06/90
Denmark                     1850/90            08/02/90
Finland                     903986             08/13/90
Germany                     P4025771.1         08/14/90
India                       178,987            08/01/90
India                       1499/DEL/94        11/23/94
Japan                       211757/90          08/13/90
Malaysia                    9001352            08/13/90
Mexico                      92.6714            11/23/92
Mexico                      96.4834            10/15/96
Netherlands                 90.01816           08/13/90
Netherlands                 9700007            08/26/97

Netherlands                 9700008            08/26/97
Russia                      4830837.09         08/13/90
Sweden                      9002624-6          08/13/90
Sweden                      9202259-9          07/30/92

                       INTERDIGITAL TECHNOLOGY CORPORATION
                           ISSUED FOREIGN TDMA PATENTS
                                January 21, 1998

Title:   INITIALIZATION OF COMMUNICATION CHANNEL BETWEEN A
         SUBSCRIBER STATION AND A BASE STATION IN A SUBSCRIBER
         COMMUNICATION SYSTEM ("ROAMER" PATENT)
U.S. Patent No.: 4,811,420

                               Issued Foreign Patents

Country                     Patent No.         Issue Date
-------                     ----------         ----------
Australia                   603732             03/19/91
Belgium                     08900242           07/16/91
Belgium                     9000315            09/22/92
Belgium                     9000316            09/22/92
Brazil                      PI 8901030-2       04/25/95
Canada                      1,288,823          09/10/91
Finland                     98425              06/10/97
France                      89 02811           05/27/94
France                      90 02733           10/21/94
India                       174.843
Israel                      89428              03/31/93
Italy                       1,231,180          11/23/91
Japan                       2711333            10/31/97
Korea                       53,566             08/05/92
Malaysia                    MY-103830-A        09/30/93
Mexico                      169.911            07/30/93
Netherlands                 191 869            09/03/96
New Zealand                 228172             03/21/91
Norway                      176.637            05/03/95
Norway                      176.638            05/03/95
Portugal                    89 897             09/04/95
Russia                      2 038 699          06/27/95
S. Africa                   89/1609            11/29/89
Spain                       89 00774           10/21/91
Sweden                      8900642-6          10/24/91
Sweden                      9001262-6          10/31/91
Taiwan                      36534              05/16/90

                             Pending Foreign Applications

Country                     Serial No.         Filing Date
-------                     ----------         -----------
Denmark                     916/89             02/27/89
Finland                     963804             09/24/96
France                      90 02732           03/05/90
Germany                     P 39 06 890.0      03/03/89
Indonesia                   P-002947           05/09/92

                       INTERDIGITAL TECHNOLOGY CORPORATION
                           ISSUED FOREIGN TDMA PATENTS
                                January 21, 1998

Title:   MODULARLY CLUSTERED RADIOTELEPHONE SYSTEM
U.S. Patent No.: 5,546,383; 5,528,585

                             Issued Foreign Patents
                                      None

                             Pending Foreign Applications

Country                     Serial No.         Filing Date
-------                     ----------         -----------
Australia                   74011/94           07/21/94
Brazil                      PI 9407730-4       04/01/96
Canada                      2,172,972          03/28/96
Europe                      94923983.4         07/21/94
Finland                     FI 961444          03/29/96
Hungary                     P 9600793          03/28/96
Japan                       7-510282           07/21/94
Korea                       1996-701672        03/30/96
Norway                      961310             03/29/96
Poland                      P313771            03/30/96
Romania                     96-00689           03/29/96
Russia                      96108791
Ukraine                     96041717           04/29/96

                       INTERDIGITAL TECHNOLOGY CORPORATION
                           ISSUED FOREIGN TDMA PATENTS
                                January 21, 1998

Title:   COMMUNICATION SIGNAL COMPRESSION SYSTEM AND METHOD
U.S. Patent No.: 4,974,099; 5,072,308

                               Issued Foreign Patents

Country                     Patent No.         Issue Date
-------                     ----------         ----------
Belgium                     EP 0480083         01/08/97
Canada                      2,033,310          01/16/96
Europe                      EP 0480083         01/08/97
France                      EP 0480083         01/08/97
Germany                     EP 0480083         01/08/97
Italy                       EP 0480083         01/08/97
Netherlands                 EP 0480083         01/08/97
Spain                       EP 0480083         01/08/97
Sweden                      EP 0480083         01/08/97
United Kingdom              EP 0480083         01/08/97

                             Pending Foreign Applications

Country                     Serial No.         Filing Date
-------                     ----------         -----------
Japan                       325113/90          11/27/90

                       INTERDIGITAL TECHNOLOGY CORPORATION
                           ISSUED FOREIGN TDMA PATENTS
                                January 21, 1998

Title:   POWER CONSUMPTION CONTROL METHOD AND APPARATUS FOR A
         COMMUNICATION SYSTEM SUBSCRIBER UNIT (PROD IV)
U.S. Patent Appl. No.: 08/278,471

                                Issued Foreign Patents
                                        None

                             Pending Foreign Applications

Country                     Serial No.         Filing Date
-------                     ----------         -----------
Europe                      95927208.9         02/18/97
Finland                     971731             04/23/97
Japan                       8-505808           01/21/97
Korea                       97-700445          01/21/97
PCT                         PCT/US95/08956     07/17/95

                       INTERDIGITAL TECHNOLOGY CORPORATION
                           ISSUED FOREIGN TDMA PATENTS
                                January 21, 1998

Title: WIRELESS TELEPHONE DISTRIBUTION SYSTEM WITH TIME AND SPACE DIVERSITY TRANSMISSION FOR DETERMINING RECEIVER LOCATION
U.S. Patent No.: 5,614,914

                                Issued Foreign Patents
                                       None

                             Pending Foreign Applications

Country                     Serial No.         Filing Date
-------                     ----------         -----------
Europe                      95943324.4
Finland                     970955
Japan                       08-510218          04/01/97
PCT                         PCT/US95           08/31/95
United Kingdom

                                    EXHIBIT B

                  LIST OF SHARP AFFILIATES AS OF EFFECTIVE DATE

                                      [**]

     ** Material has been omitted and filed separately with the Commission.